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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 28, 2000


                      NEW CENTURY MORTGAGE SECURITIES, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
             DATED AS OF JULY 1, 2000, PROVIDING FOR THE ISSUANCE OF
            ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2000-NCB)


                      New Century Mortgage Securities, Inc.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)
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          Delaware                333-76805                  33-0852169
          --------                ---------                  ----------
(State or Other Jurisdiction     (Commission             (I.R.S. Employer
of Incorporation)                File Number)            Identification Number)

         18400 Von Karman
         Irvine, California                                    92612
         ------------------                                    -----
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (949) 863-7243
                                                     --------------



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                                       -2-


Item 5.  Other Events
         ------------

Description of the Certificates and the Mortgage Pool

         As of the date hereof, New Century Mortgage Securities, Inc. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated July 27, 2000, in connection with the Registrant's issuance of a series of certificates, entitled New Century Home Equity Loan Trust, Series 2000-NCB, Asset Backed Pass-Through Certificates (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of July 1, 2000, among the Registrant as depositor, Countrywide Home Loans, Inc. as servicer, Firstar Bank , N.A. as trustee and U.S. Bank National Association as trust administrator. The Certificates designated as the Series 2000-NCB Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of residential, fixed-rate and adjustable rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Salomon Smith Barney, Inc. and Countrywide Securities Corporation (the "Underwriters") have advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriters at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.


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                                       -3-




Item 7.  Financial Statements and Exhibits
         ---------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



   Exhibit No.                             Description
   -----------                             -----------

       99.1 Computational Materials (as defined in Item 5) that have been provided by Salomon Smith Barney, Inc. and Countrywide Securities Corporation to certain prospective purchasers of New Century Home Equity Loan Trust, Series 2000-NCB, Asset Backed Pass-Through Certificates, Series 2000-NCB.



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                                       -4-


                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  July 27, 2000


                                                  NEW CENTURY MORTGAGE
                                                  SECURITIES, INC.


                                                  By:     /s/ Patrick Flanagan
                                                         ---------------------
                                                  Name:  Patrick Flanagan
                                                  Title:    President



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
                                                 Index to Exhibits

                                                                                                 Sequentially
       Exhibit No.                                  Description                                 Numbered Page
       -----------                                  -----------                                 -------------
           99.1             Computational Materials (as defined in Item 5)                            P
                            that have been provided by Salomon Smith
                            Barney, Inc. and Countryside Securities
                            Corporation to certain prospective purchasers of New
                            Century Home Equity Loan Trust, Series 2000-NCB,
                            Asset Backed Pass-Through Certificates.